Baird LargeCap Fund

Trading Symbols:             BHGSX – Investor Class Shares
BHGIX – Institutional Class Shares

Summary Prospectus

May 1, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at www.bairdfunds.com.  You may also obtain this information at no cost by calling 1-866-442-2473 or by sending an e-mail request to prospectus@bairdfunds.com.  The Fund’s prospectus and statement of additional information, both dated May 1, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Baird LargeCap Fund (the “Fund”) is to provide long-term growth of capital.  Dividend income is a secondary consideration.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Institutional Class Shares
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.75%	0.75%
Total Annual Fund Operating Expenses	1.65%	1.40%
Expense Limitation(1)	-0.65%	-0.65%
Total Annual Fund Operating Expenses After Expense Limitation	1.00%	0.75%
__________________________________
(1)
Robert W. Baird & Co. Incorporated (the “Advisor”) has contractually agreed to waive management fees and/or reimburse other expenses in order to limit the Fund’s total annual fund operating expenses to 1.00% of average daily net assets for the Investor Class shares and 0.75% of average daily net assets for the Institutional Class shares.  This obligation excludes taxes, brokerage commissions and extraordinary expenses.  If such expenses were incurred, Fund expenses would be higher.  The Advisor is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period to the extent of the expense limitation.  In addition, the Advisor has contractually agreed to reimburse fees and expenses incurred by the Fund in connection with its investments in other investment companies, if any, to the extent that such fees and expenses on an annual basis exceed 0.0049% of the Fund’s average daily net assets.  Each agreement will continue in effect at least through April 30, 2011 and may only be terminated prior to the end of this term by or with the consent of the Board of Directors.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$102	$457	$836	$1,900
Institutional Class Shares	$ 77	$379	$704	$1,623

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 58.7% of the average value of its portfolio.

Principal Investment Strategies
The Fund normally invests at least 80% of its net assets in the equity securities of large-capitalization companies, principally common stocks, preferred stocks, securities convertible into common stocks and American Depositary Receipts (“ADRs”) that are traded on major U.S. exchanges.  Although the Fund focuses primarily on U.S. companies, the Fund may invest up to 15% of its total assets in equity securities (including ADRs) of foreign companies.  The Fund defines large-capitalization companies as those companies with a market capitalization within the range of companies in the Russell 1000® Growth Index at the time of investment.  The Fund emphasizes companies with market capitalizations between $5 billion and $80 billion.

When analyzing equity securities to be purchased by the Fund, the Advisor emphasizes a company’s growth prospects.  The Fund’s investments are selected using a variety of both quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return while controlling risk.  The Fund seeks a portfolio comprised of companies with one or more of the following attributes:

•	Profitable earnings growth;
•	Leadership positions in an attractive growth market;
•	Sustainable, competitive advantage;
•	Barriers to entry into their business;
•	Well-articulated mission and value-added focus;
•	Financial strength; and
•	Realistic valuation.

The Advisor applies the following strategies when purchasing securities for the Fund’s portfolio:

•	Intentionally avoiding short-term trading strategies and rapid shifts in industry positions.
•	Setting sector limits at the greater of 30% of the Fund’s total assets or double the weighting of the Russell 1000® Growth Index in any one sector, as defined by such index.
•	Typically holding the securities of fewer than 60 companies with exposure to approximately 20 industries.
•	Seeking securities whose growth prospects, in the Advisor’s opinion, are not reflected in their current stock prices.
•	Limiting the size of any one new position. No security will represent more than 5% of the Fund’s total assets at the time of purchase.

The Advisor may sell a security due to achievement of valuation targets, significant change in the initial investment premise or fundamental deterioration.

Principal Risks
Please be aware that you may lose money by investing in the Fund.  The following is a summary description of certain risks of investing in the Fund.

Stock Market Risks
Stock prices vary and may fall, thus reducing the value of the Fund’s investments.  Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.  The U.S. and international markets have experienced extreme price volatility, reduced liquidity and valuation difficulties in recent years.  Continuing market problems may have adverse effects on the Fund.

Growth-Style Investing Risks
Because the Fund focuses on growth-style stocks, its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.  Growth stocks are often characterized by high price-to-earnings ratios, which may be more volatile than stocks with lower price-to-earnings ratios.

Management Risks
The Advisor’s judgments about the attractiveness, value and potential appreciation of particular companies’ stocks may prove to be incorrect.  Such errors could result in a negative return and a loss to you.

Equity Securities Risks
Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Large Capitalization Risks
Large-cap stocks perform differently from, and at times and for extended periods of time worse than, stocks of medium and smaller capitalization companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.

Foreign Issuer Risks
Securities of foreign issuers and ADRs are subject to certain inherent risks, such as political or economic instability of the country of issue and greater fluctuations in price than securities of domestic corporations.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies.  There is a possibility of expropriation or confiscatory taxation, or diplomatic developments, which could affect investment in certain countries.

Performance
The performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one and five years and since inception compare with those of a broad measure of market performance.  Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.bairdfunds.com or by calling the Fund toll-free at 1-866-442-2473.

Calendar Year Returns for Institutional Class Shares

Best quarter:	2nd quarter 2009	17.66%
Worst quarter:	4th quarter 2008	-26.49%

After tax returns are shown only for Institutional Class shares, and the after tax returns for Investor Class shares will vary.  After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after tax returns depend on your tax situation and may differ from those shown.  After tax returns are not relevant if you hold your shares through a tax deferred account, such as a 401(k) plan or an individual retirement account.

Average Annual Total Returns as of December 31, 2009	1 Year	5 Years	Since Inception (September 29, 2000)
Institutional Class
Return Before Taxes	36.27%	-0.91%	-2.55%
Return After Taxes on Distributions	36.18%	-0.99%	-2.62%
Return After Taxes on Distributions and Sale of Fund Shares	23.70%	-0.77%	-2.14%
Investor Class
Return Before Taxes	35.79%	-1.15%	-2.80%

Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	37.21%	1.63%	-4.16%

Investment Advisor
Robert W. Baird & Co. Incorporated is the Fund’s investment advisor.

Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Douglas E. Guffy	2005	Senior Portfolio Manager for Baird Investment Management and First Vice President of the Advisor
Kenneth M. Hemauer	2006	Director of Research for Baird Investment Management and Senior Vice President of the Advisor

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any day in which the New York Stock Exchange (the “NYSE”) is open by written request via mail (Baird Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or overnight delivery (Baird Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202), by wire transfer, by telephone at 1-866-442-2473, or through a financial intermediary.  Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

The minimum initial and subsequent investment amounts are shown below, although the Fund may reduce or waive them in some cases in its discretion.

	Initial Purchase	Subsequent Purchases
Investor Class	$1,000 – Individual Retirement Accounts (Traditional/Roth/SIMPLE/SEP IRAs) and Coverdell Education Savings Account	$100
	$2,500 – All Other Accounts	$100
Institutional Class	$25,000 – All Account Types	No minimum

Tax Information
The Fund’s distributions may be subject to federal income tax and may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.